Exhibit 10.2
[*] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	PAGE OF PAGES
				1	4
2. AMENDMENT/MODIFICATION NO P00067	3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ NO N/A.	5. PROJECT NO (if applicable)
6. ISSUED BY CODE	ASPR-BARDA	7. ADMINISTERED BY (if other than line item 6) CODE			ASPR-BARDA02
ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201		ASPR-BARDA 330 Independence Ave., SW, Rm G640 Washington DC 20201
8. NAME AND ADDRESS OF CONTRACTOR (No, street, county, State and ZIP Code)		(x)	9A AMENDMENT OF SOLICITATION NO.
CHIMERIX, INC. 1377270 CHIMERIX, INC. 2505 MERIDIAN P 2505 MERIDIAN PKWY STE 340 DURHAM NC 277135246
9B DATED (SEE ITEM 11)
		X	10A MODIFICATION OF CONTRACT/ORDER NO HHSO100201100013C
10B DATED (SEE ITEM 13) 02/16/2011
CODE 1377270	FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
    The above numbered solicitation is amended as set forth in Item 14. The hour and date specified of receipt of Offers     is extended. is not extended
Offers must acknowledge receipt of this amendment prior to the hour end dale specified in the solicitation or as amended, by one or the following methods: (a) By completing Items 8 and 15, and returning __________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required) N/A.
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE				A. THIS CHANGE ORDER IS ISSUED PURSUANT TO (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO IN ITEM 10A

B.    THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF
X				D. OTHER (Specify type of modification and authority) Bilateral: Mutual Agreement of the Parties.
E. IMPORTANT: Contractor is not. is required to sign this document and return 0 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)
Tax ID Number: 33-0903395
DUNS Number: 121785997
A. The purpose of this modification is to deobligate unused funding under the completed CLIN 0001 (Completed as of 31 May 2013), Option 2/CLIN 0003 (Completed as of 20 August 2020) and CLIN 0004 (Completed as of 20 August 2020) in the amount of $[*].
1. The deobligation of this amount from the base CLIN 0001 under Contract Number HHSO100201100013C results in Contract Line Item Number (CLIN) 0001 being changed as follows:

Total Estimated Cost of CLIN 0001: From $[*] By $[*] To $[*]

Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Michael Alrutz SVP & General Counsel		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) ETHAN J. MUELLER
15B. CONTRACTOR/OFFEROR /s/ Michael Alrutz (Signature of person authorized to sign)	15C. DATE SIGNED 9/8/21	16B. UNITED STATES OF AMERICA /s/ Ethan J. Mueller (Signature of person authorized to sign)		16C. DATE SIGNED 9/20/21
NSN 7540-152-8070    STANDARD FORM 30 (REV 10-83)
Previous edition unusable    Prescribed by GSA
    FAR (48 CFR) 53.243

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201100013C/P00067				PAGE OF
					2	4
NAME OF OFFEROR OR CONTRACTOR CHIMERIX, INC. 1377270
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

No changed to the Total Fixed Fee Amount of CLIN 0001 of $[*]
Total Estimated Cost Plus Fixed Fee of CLIN 0001: From $[*] by $[*] To $[*]

2. The deobligation of this amount from Option 2/CLIN 0003 under Contract Number HHSO100201100013C results in Option 2/CLIN 0003 being changed as follows:
Total Estimated Cost of Option 2/CLIN 0003: From $[*] By $[*] To $[*]
No change to the Total Fixed Fee Amount of Option 2/CLIN 0003 of $[*]
Total Estimated Cost Plus Fixed Fee of Option 2/CLIN 0003: From $[*] By $[*] to $[*].
3. The deobligation of this amount from CLIN 0004 under Contract Number HHSO100201100013C results in CLIN 0004 being changed as follows:

Total Estimated Cost of CLIN 0004: From $[*] By $[*] To $[*]
No change to the Total Fixed Fee Amount of CLIN 0004 of $[*]
Total Estimated Cost Plus Fixed Fee of CLIN 0004: From $[*] By $[*] to $[*].
4. This modification also results a change in the total amount of the contract from $[*] by $[*] to $[*] as well as the following:
Total Estimated Cost of the Contract: From $[*] By $[*] To $[*]

No change to the Total Fixed Fee Amount of $[*].

Total Estimated Cost Plus Fixed Fee of the Contract: From $[*] By $[*] To $[*]

5. This modification hereby results in a decrease in the total amount of the contract from $[*] by $[*] to $[*].

6. Block 15G of the SF 26, the amount of $[*] shall be changed to $[*].
7. In signing this bilateral modification, the Contractor hereby certifies that they have received as of the executed date of this modification full payment under CLIN 0001, CLIN 0002, CLIN 0003 and CLIN 0004 (Including Any Supplemental Amounts) for all direct expenses and all indirect expenses (both forward billing indirect expenses and retroactive billing indirect expenses). In signing this bilateral modification, the Contractor hereby acknowledges that full payment under CLIN 0001,
Continued ...

NSN 7540-152-8067    STANDARD FORM 336 (4-86)
    Sponsored by GSA
    FAR (48 CFR) 53.110

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201100013C/P00067				PAGE OF
					3	4
NAME OF OFFEROR OR CONTRACTOR CHIMERIX, INC. 1377270
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

CLIN 0002, CLIN 0003 and CLIN 0004 (Including Any Supplemental Amounts) for all direct expenses and all indirect expenses (both forward billing and retroactive billing indirect expenses) does not guarantee final allowability of these expenses. In signing this bilateral modification, the Contract hereby agrees that the total amount of any sustained audit exceptions for CLIN 0001, CLIN 0002, CLIN 0003 and CLIN 0004 (Including Any Supplemental Amounts) will be refunded to the Department of Health and Human Services.
8. The total amount, scope and period of performance of all other CLINs that are currently being performed under the contract remain unchanged. This modification does not exercise any unexercised Option CLINs under the contract and does not authorize any performance of efforts under any unexercised Option CLINs under the contract. In addition, the total amount, scope and period of performance of all unexercised Option CLINs under the contract remain unchanged. This modification also confirms that all activities under the base period of performance CLIN 0001 were completed as of 31 May 2013 and confirms that all activities under the Option 1/CLIN 0002 period of performance were completed as of 30 April 2015 and confirms that all activities under the Option 2/CLIN 0003 and CLIN 0004 period of performance were completed as of 20 August 2020.

B. This is a bilateral modification. The scope and all other terms and conditions of Contract Number HHSO100201100013C remain unchanged.
Period of Performance: 02/16/2011 to 09/01/2021

Change Item 1 to read as follows (amount shown is the obligated amount):

[*]. [*]

Reports and Other Data Deliverables.

Accounting Info:
2011.1992002.25329 Appr. Yr.: 2011 CAN: 1992002 Object Class: 25329
Funded: $[*]

2012.1992002.25329 Appr. Yr.: 2012 CAN: 1992002 Object Class: 25329
Funded: $[*]

2013.1992002.25329 Appr. Yr.: 2013 CAN: 1992002 Object Class: 25329
Funded: $[*]

Change Item 3 to read as follows (amount shown is the obligated amount):

Continued ...

NSN 7540-152-8067    STANDARD FORM 336 (4-86)
    Sponsored by GSA
    FAR (48 CFR) 53.110

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201100013C/P00067				PAGE OF
					4	4
NAME OF OFFEROR OR CONTRACTOR CHIMERIX, INC. 1377270
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

[*]. [*]
Reports and Other Data Deliverables.

Accounting Info:
2014.1992003.25106 Appr. Yr.: 2014 CAN: 1992003 Object Class: 25106
Funded: $[*]

Accounting Info:
2016.1992016.25103 Appr. Yr.: 2016 CAN: 1992016 Object Class: 25103
Funded: $[*]

Accounting Info:
2018.1992018.25106 Appr. Yr.: 2018 CAN: 1992018 Object Class: 25106
Funded: $[*]

Accounting Info:
2019.1992019.25106 Appr. Yr.: 2019 CAN: 1992019 Object Class: 25106
Funded: $[*]

Change Item 4 to read as follows (amount shown is the obligated amount):

[*] $[*]

Reports and Other Data Deliverables

Accounting Info:
2015.1992015.25103 Appr. Yr.: 2015 CAN: 1992015 Object Class: 25103
Funded: $[*]

Accounting Info:
2018.1992018.25106 Appr. Yr.: 2018 CAN: 1992018 Object Class: 25106
Funded: $[*]